                                                                   EXHIBIT 99.01

                                    FORM OF
                             LETTER OF TRANSMITTAL
                                      FOR
               SERIES B 12 1/2% SENIOR SUBORDINATE NOTES DUE 2004
                           STUART ENTERTAINMENT, INC.
        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME
        ON                , 1997 (THE "EXPIRATION DATE") UNLESS EXTENDED
                         BY STUART ENTERTAINMENT, INC.

                                EXCHANGE AGENT:

                              MARINE MIDLAND BANK
              By Mail (registered or certified mail recommended):
                              Marine Midland Bank
                            140 Broadway -- A Level
                           Corporate Trust Operations
                            New York, NY 10005-1180

                         by Hand or Overnight Courier:
                              Marine Midland Bank
                            140 Broadway -- A Level
                           Corporate Trust Operations
                            New York, NY 10005-1180

                                 By Facsimile:
                                 (212) 658-2292

                             Confirm by Telephone:
                                 (212) 658-5931

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated             ,
1997 (the "Prospectus") of Stuart Entertainment, Inc. (the "Company") which, together with this Letter of Transmittal (the "Letter of Transmittal"), describes the Company's offer (the "Exchange Offer") to exchange (i) $1,000 in principal amount of Series B 12 1/2% Senior Subordinated Notes due 2004 (the "New Notes") for each $1,000 in principal amount of outstanding 12 1/2% Senior Subordinated Notes due 2004 (the "Old Notes"). The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that (i) the New Notes will have been registered under the Securities Act of 1933, as amended and, therefore, will not bear legends restricting the transfer thereof, and (b) holders of New Notes will not be entitled to the prospective increase in interest rate contained in the Old Notes.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES

OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

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                           DESCRIPTION OF OLD NOTES TENDERED HEREWITH
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                                                                   AGGREGATE
                                                                   PRINCIPAL
                                                                     AMOUNT        PRINCIPAL
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)   CERTIFICATE    REPRESENTED BY      AMOUNT
                (PLEASE FILL IN)                  NUMBER(S)(1)      NOTES(1)      TENDERED(2)
------------------------------------------------------------------------------------------------

                                                ------------------------------------------------

                                                ------------------------------------------------

                                                ------------------------------------------------

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

---------------

(1) Need not be completed by book-entry holders.

(2) Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by Old Notes. See Instruction 2.

     This Letter of Transmittal is to be used either if certificates for Old Notes are to be forwarded herewith or if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by DTC who desires to deliver such Old Notes by book-entry transfer at DTC.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering."

     [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
The Depository Trust Company ___________________________________________________

Account Number______________________Transaction Code Number_____________________

     [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)____________________________________________________

Name of Eligible Institution that Guaranteed Delivery___________________________

IF DELIVERED BY BOOK-ENTRY TRANSFER:

Account Number ________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of Old Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to the necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by The Depository Trust Company.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     By tendering, each holder of Old Notes represents to the Company that (a) the New Notes acquired in the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is such holder, (b) neither the holder of the Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (c) if the holder is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, neither the holder nor any such other person is engaged in or intends to participate in a distribution of the New Notes and (d) neither the holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Act"). If the tendering holder is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date.

     Certificates for all New Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

TENDERING HOLDER(S) SIGN HERE
(Complete accompanying substitute For W-9)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Signature(s) of Holder(s)

Dated:
--------------------- , 1996

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith or, if the Old Notes are held of record by DTC, the person in whose name such Old Notes are registered on the books of DTC. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title):

--------------------------------------------------------------------------------

Address:

--------------------------------------------------------------------------------

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                              (Including Zip Code)

Area Code and Telephone No.

------------------------------------------------------

Tax Identification No.

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

                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 3)

Authorized Signature:
                     -----------------------------------------------------------
Name:
     ---------------------------------------------------------------------------
Title:
      --------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------
Name of Firm:
             -------------------------------------------------------------------
Area Code and Telephone No.

--------------------------

Dated: ______________ , 1996

                                  INSTRUCTIONS

                  FORMING PART OF THE TERMS AND CONDITIONS OF
                               THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Certificates. Certificates for all physically delivered Old Notes or confirmation of any book-catty transfer to the Exchange Agent's account at The Depository Trust Company of Old Notes tendered by book-entry transfer, as well as a properly completed and a duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis may tender their Old Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering." Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (b) on or prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution a letter, telex, telegram or facsimile transmission setting forth the name and address of the tendering holder, the names in which such Old Notes are registered, and, if possible, the certificate numbers of the Old Notes to be tendered; and (c) all tendered Old Notes (or a confirmation of any book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company) as well as this Letter of Transmittal and all other documents required by this Letter of transmittal must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such letter, telex, telegram or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering."

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

     2. Partial Tenders; Withdrawals. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in his principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Tenders of Old Notes pursuant to the Exchange Offer are irrevocable, except that Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Notes to be withdrawn, the certificate numbers of the Old Notes to be withdrawn, the principal amount of Old Notes delivered for exchange, a statement that such a holder is withdrawing its election to have such Old Notes exchanged, and the name of the registered holder of such Old Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at The Depository Trust Company to be credited with the withdrawn Old Notes or otherwise comply with The Depository Trust Company's procedures.

     3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     When this Letter of Transmittal is signed by the registered holder or holders of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Old Notes (which term, for the purposes described herein, shall include any participant in the Depository Trust Company whose name appears on a security listing as the owner of Old Notes) listed, such tendered Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Notes. Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal, any certificate or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Signatures on this Letter of Transmittal need not be guaranteed by an Eligible institution, provided the Old Notes are tendered: (a) by a registered holder of such Old Notes; or (b) for the account of an Eligible Institution.

     4. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory, evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Old Debentures listed in this Letter of Transmittal.

     5. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in party, any of the conditions to the Exchange Offer set forth in the Prospectus.

     6. Mutilated, Lost, Stolen or Destroyed Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

     7. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the

Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 3211 Nebraska Avenue, Council Bluffs, Iowa 51501,
Attention: Michael A. Schalk; facsimile: (712) 323-3215.

     8. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

     9. Substitute Form W-9. Federal income tax laws require each tendering holder to provide the Company with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate whether or not the holder is not subject to backup withholding. Failure to provide the information on the Form may subject the tendering holder to 31% federal income tax withholding on the payments made to the holder. The box in part 2 of the Form may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for TIN in the near future. If the box in part 2 is checked and the holder is not provided with a TIN within 60 days, the Company will withhold 31% on all such payments thereafter until a TIN is provided to the Company.

     10. Definitions. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER, REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Company with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9. If a holder is an individual, the TIN is the holder's social security number. If the Company is not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to New Debentures acquired pursuant to the Exchange Offer may be subject to backup withholding.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A corporation must, however, complete the Substitute Form W-9, including providing its TIN and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Company. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Company is required to withhold 31% of all payments made to the holder. Backup withholding is not an additional tax. Rather, the tax liability of person subject to backup withholding will be reduced by the amount of tax withhold. If withholding result in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding on payments that are made to a holder with respect to New Debentures, the holder is required to notify the Company of his or its correct TIN by completing the Form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and whether or not (a) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.

 -------------------------------------------------------------------------------------------------------------------------------
 PAYER'S NAME: STUART ENTERTAINMENT, INC.
 -------------------------------------------------------------------------------------------------------------------------------
                                   PART 1 -- Please provide your TIN in the box at right          Social Security Number or
 SUBSTITUTE                        and certify by signing and dating below.                    Employer Identification Number
 FORM W-9                                                                                      ______________________________
                                   ----------------------------------------------------------------------------------------------
                                   PART 2 -- CERTIFICATION.  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE NUMBER SHOWN ON
                                   THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION (OR I AM WRITING FOR A NUMBER TO BE ISSUED TO
                                   ME) AND THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) I AM EXEMPT FROM BACKUP
                                   WITHHOLDING, OR (b) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS") THAT I AM
                                   SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST AND DIVIDENDS, OR
                                   (c) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. YOU MUST CROSS
                                   OUT THIS PART 2 IF YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER-REPORTING
                                   OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN.
                                   ----------------------------------------------------------------------------------------------
                                   Signature________________________________________________________________      Awaiting TIN
                                   Date_____________________________________________________________________      ____________
------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE CONSULT THE INSTRUCTIONS TO FORM W-9, WHICH MAY BE OBTAINED UPON REQUEST FROM THE EXCHANGE AGENT.

                      CERTIFICATE OF TAXPAYER AWAITING TIN

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

______________________________________________    ______________________________________________
Signature                                         Date